Exhibit 4.2

METROPARK USA, INC.

(f/k/a Santa Barbara Street Asylum, Inc.)

FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 1, 2007 is between Metropark USA, Inc. (f/k/a Santa Barbara Street Asylum, Inc.), a Delaware corporation (the “Corporation”), the investors listed on Schedule 1 hereto (the “Purchasers”), Orval Madden (“Madden”), Lawrence Tanenbaum (“Tanenbaum”), Jay Johnson (“Johnson”) and the other investors listed on Schedule 2 hereto. For purposes of this Agreement, (i) Madden, Tanenbaum and Johnson shall collectively be referred to herein as, the “Management Holders”; and (ii) Madden, Tanenbaum, Johnson and the investors listed on Schedule 2 hereto shall collectively be referred to herein as, the “Other Holders.”

RECITALS

A. On December 17, 2003, the Purchasers purchased shares of Series A Convertible Preferred Stock, par value $.0001 per share, of the Corporation (the “Series A Preferred Shares”) pursuant to that certain Series A Convertible Preferred Stock Purchase Agreement dated as of December 17, 2003 as amended as by that First Amendment to Series A Convertible Preferred Stock Purchase Agreement dated as of April 12, 2005 (the “Series A Purchase Agreement”). Furthermore, the Purchasers received warrants exercisable for Common Stock (the “Warrants”) pursuant to that certain Note and Warrant Purchase Agreement dated as of December 17, 2003.

B. On June 1, 2005, the Purchasers also purchased shares of Series B Convertible Preferred Stock, par value $.0001 per share, of the Corporation (the “Series B Preferred Shares”) pursuant to that certain Series B Convertible Preferred Stock Purchase Agreement (the “Series B Purchase Agreement”) dated as of June 1, 2005 as amended by that First Amendment to Series B Convertible Preferred Stock Purchase Agreement dated as of November 15, 2005, and as further amended by that Second Amendment to Series B Convertible Preferred Stock Purchase Agreement dated as of January 30, 2006. The Series B Preferred Shares and the Series A Preferred Shares are collectively referred to herein as, the “Preferred Shares.”

C. The Other Holders (i) purchased shares of Series A-1 Convertible Preferred Stock, par value $.0001 per share, of the Corporation (the “Series A-1 Preferred Shares”) pursuant to subscription agreements entered into on or prior to December 17, 2003 (ii) purchased shares of Series B-1 Convertible Preferred Stock, par value $.0001 per share, of the Corporation (the “Series B-1 Preferred Shares”) pursuant to subscription agreements entered into on or prior to February 15, 2006 (iii) purchased shares of Series B-2 Convertible Preferred Stock, par value $.0001 per share, of the Corporation (the “Series B-2 Preferred Shares”) pursuant to subscription agreements entered into on or prior to December 26, 2006 and (iv) on the date hereof, purchased (or will be purchasing) shares of Series C Convertible Preferred Stock, par value $.0001 per share, of the Corporation (the “Series C Preferred Shares”) pursuant to subscription agreements entered into prior to, on or after the date hereof.

D. Management holds Common Stock which is subject to forfeiture pursuant to Restricted Stock Agreements entered into by and between the Corporation and Management (the “Management Common Stock”).

E. The Corporation and the holder or holders of a majority of the Priority Registrable Shares deem it desirable to enter into this Fourth Amended and Restated Registration Rights Agreement in order to induce the Other Holders to purchase the Series C Preferred Shares pursuant to the subscription agreements described above.

AGREEMENTS

In consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. In addition to capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following meaning when used in this Agreement:

“Commission” means the Securities and Exchange Commission.

1.

“Common Stock” means the Common Stock, $.0001 par value per share, of the Corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Management Registrable Shares” means at any time (i) any shares of outstanding Management Common Stock held by the Management Holders; (ii) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect or in replacement of any shares referred to in (i); and (iii) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of any shares referred to in (i); provided, however, that Registrable Shares shall not include any shares (X) which have been registered pursuant to the Securities Act, or (Y) eligible for sale pursuant to Rule 144 promulgated under the Securities Act, without regard to any volume limitations.

“Other Registrable Shares” means at any time (i) any shares of outstanding Common Stock held by the Other Holders (other than Management Common Stock, if applicable); (ii) any shares of Common Stock then issuable upon conversion, exchange or exercise of outstanding securities held by the Other Holders including, without limitation, the Series A-1 Preferred Shares, the Series B-2 Preferred Shares and the Series B-1 Preferred Shares; (iii) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect or in replacement of any shares referred to in (i) or (ii); and (iv) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of any shares referred to in (i) or (ii); provided, however, that Registrable Shares shall not include any shares (X) which have been registered pursuant to the Securities Act, or (Y) eligible for sale pursuant to Rule 144 promulgated under the Securities Act, without regard to any volume limitations.

“Person” means an individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.

“Priority Registrable Shares” means at any time (i) any shares of outstanding Common Stock held by the Purchasers; (ii) any shares of (A) Common Stock then issuable upon conversion, exchange or exercise of outstanding securities held by the Purchasers (including without limitation the Preferred Shares and the Warrants, and notwithstanding the restriction on conversion of the Series B Preferred Shares set forth in the Sixth Amended and Restated Certificate of Incorporation of the Corporation, as amended and in effect on the date hereof) and (B) Common Stock then issuable upon conversion, exchange or exercise of outstanding Series C Preferred Shares held by the Other Holders; (iii) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect or in replacement of any shares referred to in (i) or (ii); and (iv) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of any shares referred to in (i) or (ii); provided, however, that Registrable Shares shall not include any shares (X) which have been registered pursuant to the Securities Act, or (Y) eligible for sale pursuant to Rule 144 promulgated under the Securities Act, without regard to any volume limitations.

“Public Offering” means any offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any comparable federal statute then in effect.

“Qualified Public Offering” has the meaning ascribed to it in the Fifth Amended and Restated Certificate of Incorporation of the Corporation, as amended and in effect on the date hereof.

2.

“Registrable Shares” means at any time the Management Registrable Shares, the Other Registrable Shares and the Priority Registrable Shares. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the right to acquire such Registrable Shares, whether or not such acquisition actually has been effected.

“Securities Act” means the Securities Act of 1933, as amended.

2. Demand Registration.

2.1 Long-Form Registrations. Subject to the terms of this Agreement, upon the earlier of (the “Demand Date”) (i) the date of the determination of the Final Valuation (as that term is defined in the Series B Purchase Agreement)), and (ii) the one (1) year anniversary of a Qualified Public Offering, the holders of a majority of the then outstanding Priority Registrable Shares may at any time request one (1) registration under the Securities Act of all or part of their Priority Registrable Shares on Form S-l or any similar long-form registration (“Long-Form Demand Registration”) so long as such Long-Form Demand Registration is for an offering with gross proceeds reasonably expected of at least $20,000,000. Within ten (10) days after receipt of any request pursuant to this Section 2.1, the Corporation will give written notice of such request to all other holders of Priority Registrable Shares and will include in such registration all Priority Registrable Shares with respect to which the Corporation has received written requests for inclusion within thirty (30) days after delivery of the Corporation’s notice.

2.2 Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 2.1 above, upon the Demand Date, the holders of at least twenty percent (20%) of the Priority Registrable Shares will be entitled to request a total of up to two (2) registrations under the Securities Act of all or part of their Priority Registrable Shares, if available, on Form S-2 or S-3 or any similar short-form registration (“Short-Form Demand Registrations” and, together with the Long-Form Demand Registrations, “Demand Registrations”); so long as each such Short-Form Demand Registrations are for offerings with gross proceeds reasonably expected of at least $5,000,000. Within ten (10) days after receipt of any request pursuant to this Section 2.2, the Corporation will give written notice of such request to all other holders of Priority Registrable Shares and will include in such registration all Priority Registrable Shares with respect to which the Corporation has received written requests for inclusion within ten (10) days after delivery of the Corporation’s notice. Demand Registrations will be Short-Form Registrations whenever the Corporation is permitted to use any applicable short form. Once the Corporation has become subject to the reporting requirements of the Exchange Act, the Corporation will use its reasonable efforts to make Short-Form Registrations available for the sale of Priority Registrable Shares. If a Short-Form Registration is to be an underwritten public offering, and if the underwriters for marketing or other reasons request the inclusion in the registration statement of information which is not required under the Securities Act to be included in a registration statement on the applicable form for the Short-Form Registration, the Corporation will provide such information as may be reasonably requested for inclusion by the underwriters in the Short-Form Registration.

2.3 Payment of Expenses for Demand Registrations. The Corporation will pay all Registration Expenses (as defined in Section 6 below) for the one (1) Long-Form Demand Registration and the two (2) Short-Form Demand Registrations. A registration will not count as the Corporation’s Long-Form Demand Registration until it has become effective and the holders of Priority Registrable Shares are able to register and sell at least seventy-five percent (75%) of the Priority Registrable Shares requested to be included in such registration; provided, however, that in any event the Corporation will pay all Registration Expenses in connection with any registration initiated as a Demand Registration unless the failure to sell at least seventy-five percent (75%) of the Priority Registrable Shares is due primarily to the action or failure to act on the part of holders of Priority Registrable Shares (including such holders insistence upon obtaining a certain price).

2.4 Priority. If a Demand Registration is an underwritten public offering and the managing underwriters advise the Corporation that in their opinion the inclusion of the number of Priority Registrable Shares and other securities requested to be included creates a substantial risk of adversely affecting the offering, the Corporation will include in such registration, prior to the inclusion of any securities which are not Priority Registrable Shares, the number of Priority Registrable Shares requested to be included which in the opinion of such underwriters can be sold without creating such a risk, pro rata among the respective holders of Priority Registrable Shares on the basis of the number of Priority Registrable Shares owned by such holders, with further successive pro rata allocations among the holders of Priority Registrable Shares if any such holder of Priority Registrable Shares has requested the registration of less than all such Priority Registrable Shares such holder is entitled to register.

3.

2.5 Restrictions. The Corporation may postpone for up to ninety (90) days (but no more than once in any twelve (12) month period) the filing or the effectiveness of a registration statement for a Demand Registration if the Board of Directors of the Corporation reasonably and in good faith determines that such filing would be materially detrimental to the Corporation or require a disclosure of a material fact that might reasonably be expected to have a material adverse effect on the Corporation.

2.6 Selection of Underwriters. The holders of a majority of the Priority Registrable Shares included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Corporation’s approval which will not be unreasonably withheld.

3. Piggyback Registration.

3.1 Right to Piggyback. Whenever the Corporation proposes to register any of its securities under the Securities Act (including a Demand Registration hereunder) and the registration form to be used may be used for the registration of any Registrable Shares (a “Piggyback Registration”), the Corporation will give prompt written notice to all holders of the Registrable Shares of its intention to effect such a registration and. will include in such registration all Registrable Shares (in accordance with the priorities set forth in Sections 3.2 and 3.3 below) with respect to which the Corporation has received written requests for inclusion within ten (10) days after the delivery of the Corporation’s notice.

3.2 Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation and the managing underwriters advise the Corporation that in their opinion the number of securities requested to be included in the registration creates a substantial risk of adversely affecting the offering, the Corporation will include in such registration (i) first, the securities that the Corporation proposes to sell, (ii) second, the Priority Registrable Shares requested to be included in such registration, pro rata among the holders of such Priority Registrable Shares on the basis of the number of Priority Registrable Shares requested to be included in such registration by such holders, (iii) third, the Other Registrable Shares requested to be included in such registration, pro rata among the Other Holders on the basis of the number of Other Registrable Shares requested to be included in such registration by such Other Holders, (iv) fourth, the Management Registrable Shares requested to be included in such registration, pro rata among the Management Holders on the basis of the number of Management Registrable Shares requested to be included in such registration by such Management Holders, and (v) fifth, other securities requested to be included in such registration.

3.3 Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Corporation’s securities and the managing underwriters advise the Corporation that in their opinion the number of securities requested to be included in the registration creates a substantial risk of adversely affecting the offering, the Corporation will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Priority Registrable Shares requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares of Common Stock or Priority Registrable Shares requested to be included in such registration by such holders, (ii) second, the Other Registrable Shares requested to be included in such registration, pro rata among the Other Holders on the basis of the number of Other Registrable Shares requested to be included in such registration by such Other Holders, (iii) third, the Management Registrable Shares requested to be included in such registration, pro rata among the Management Holders on the basis of the number of Management Registrable Shares requested to be included in such registration by such Management Holders, and (iv) fourth, other securities requested to be included in such registration.

3.4 Other Registrations. If the Corporation has previously filed a registration statement with respect to Priority Registrable Shares pursuant to Section 2 or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, the Corporation will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least one hundred eighty (180) days has elapsed from the effective date of such previous registration.

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3.5 Selection of Underwriters. In connection with any Piggyback Registration which is not a Demand Registration, the Corporation shall have the right to select the managing underwriters (subject to the approval of the holders of a majority of the Priority Registrable Shares which shall not be unreasonably withheld or delayed).

3.6 Limitations on Registrations. The Corporation shall not register any of its securities for sale for its own account (other than securities. issued to employees of the Corporation under an employee benefit plan or securities issued to effect a business combination pursuant to Rule 145 promulgated under the Securities Act and other than a registration on Form S-3) except as a firm commitment underwriting.

3.7 Management Held Securities. Notwithstanding anything to the contrary contained herein and without limiting Section 3.2 or Section 3.3, no shares of Common Stock (including Registrable Shares) held by executive officers of the Corporation shall be included in an underwritten registration if the managing underwriters advise the Corporation that in their opinion the inclusion of shares of Common Stock held by executive officers of the Corporation creates a substantial risk of adversely affecting the offering.

4. Holdback Agreements.

4.1 Holders’ Agreements. Each holder of Registrable Shares agrees not to effect any public sale or distribution of equity securities of the Corporation, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to, and during the one hundred eighty (180) days following, the effective date of any (i) Qualified Public Offering or (ii) underwritten Demand Registration or any underwritten Piggyback Registration in which Priority Registrable Shares are included (except as part of such underwritten registration). Each holder of Registrable Shares agrees to enter into a customary lock-up agreement consistent with the foregoing if requested to do so by any underwriter of equity securities of the Corporation; provided that all officers, directors and other 5% stockholders are similarly bound. Nothing herein shall prevent a holder of Registrable Shares that is a partnership from making a distribution of Registrable Shares to its partners, a holder of Registrable Shares that is a limited liability company from making a distribution of Registrable Shares to its members, a holder of Registrable Shares that is a trust from making a distribution of Registrable Shares to its beneficiaries or a holder of Registrable Shares that is a corporation from making a distribution of Registrable Shares to its stockholders, provided that the transferees of such Registrable Shares agree to be bound by the provisions of this Agreement to the extent the transferor would be so bound.

4.2 Corporation’s Agreements. The Corporation agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to, and during the one hundred eighty (180) days following, the effective date of any (i) Qualified Public Offering or (ii) underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form); provided that (i) if such public sale or distribution is made subsequent to the successful completion of a Qualified Public Offering, then such one hundred eighty (180) - day period shall be reduced to ninety (90) days and (ii) in any event such time periods shall be shortened or lengthened in accordance with the reasonable request of the underwriters. The Corporation agrees to enter into a customary lock-up agreement consistent with the foregoing if requested to do so by any underwriter of equity securities of the Corporation.

5. Registration Procedures. Whenever the holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to this Agreement, the Corporation will use its reasonable best efforts to effect the registration and sale of such Registrable Shares in accordance with the intended method of disposition thereof and, pursuant thereto, the Corporation will as expeditiously as possible:

(a) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Corporation will furnish copies of all such documents proposed to be filed to the counselor counsels for the sellers of the Registrable Shares covered by such registration statement);

5.

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus(es) used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six (6) months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c) furnish to each seller of Registrable Shares such number of copies of such registration statement, each amendment and supplement thereto, the prospectus(es) included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller;

(d) use its reasonable best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller (provided that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (ii) consent to general service of process in any such jurisdiction);

(e) notify each seller of such Registrable Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Corporation will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(f) cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Corporation are then listed or if no such securities are then listed, such securities exchange as the holders of a majority of the Priority Registrable Shares included in such registration may request;

(g) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

(h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other customary actions as the holders of a majority of the Priority Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares (including, but not limited to, effecting a stock split or a combination of shares);

(i) make available for inspection by any seller of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(j) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

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(k) at least forty-eight (48) hours prior to the filing of any registration statement or prospectus, or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Shares and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the holders of a majority of the Priority Registrable Shares being registered shall have reasonably objected on the grounds that such document does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Corporation the filing of such amendment or supplement is reasonably necessary to protect the Corporation from any liabilities under any applicable federal or state law and such filing will not violate applicable laws; and

(l) at the request of any seller of such Registrable Shares in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such counsel, underwriters and sellers may reasonably agree upon, including such matters as are customarily furnished in connection with an underwritten offering and (ii) a letter or letters from the independent certified public accountants of the Corporation addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such accountants, underwriters and sellers may reasonably agree upon, in which letter(s) such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in their opinion the financial statements and other financial data of the Corporation included in the registration statement, the prospectus(es), or any amendment or supplement thereto, comply in all material respects with the applicable accounting requirements of the Securities Act.

6. Registration Expenses.

6.1 Corporation’s Expenses. Except as provided in Section 2.3 hereof, all expenses incident to the Corporation’s performance of or compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Corporation (all such expenses being herein called “Registration Expenses”), will be borne by the Corporation. In addition, the Corporation will pay its internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Corporation and the expenses and fees for listing the securities to be registered on each securities exchange.

6.2 Holder’s Expenses. Except as provided in Section 2.3 hereof, in connection with any registration statement in which Registrable Shares are included, the Corporation will reimburse the holders of Registrable Shares covered by such registration for the reasonable cost and expenses incurred by such holders in connection with such registration, including, but not limited to, reasonable fees and disbursements of one counsel chosen by the holders of a majority of such Priority Registrable Shares.

7. Indemnification.

7.1 By the Corporation. The Corporation agrees to indemnify, to the extent permitted by law, each holder of Registrable Shares, its officers, partners and directors or its equivalent and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including, but not limited to, attorney’s fees) caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such holder expressly for use therein or by such holder’s failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Corporation has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Corporation will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Shares. The payments required by this Section 7.1 will be made periodically during the course of the investigation or defense, as and when bills are received or expenses incurred.

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7.2 By Each Holder. In connection with any registration statement in which a holder of Registrable Shares is participating, each such holder will furnish to the Corporation in writing such information as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in or omitted from any information so furnished in writing by such holder for the acknowledged purpose of inclusion in such registration statement, prospectus or preliminary prospectus; provided that the obligation to indemnify under this Section 7.2 or to contribute under Section 7.5 below will be several, not joint and several, among such holders of Registrable Shares, and the liability of each such holder of Registrable Shares under this Section 7.2 and under Section 7.5 shall be limited to the net amount received by such holder from the sale of Registrable Shares pursuant to such registration statement.

7.3 Procedure. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying Person of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified Person’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying Person to assume the defense of such claim with counsel reasonably satisfactory to the indemnified Person. If such defense is assumed, the indemnifying Person will not be subject to any liability for any settlement made by the indemnified Person without its consent (but such consent will not be unreasonably withheld). An indemnifying Person who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying Person with respect to such claim, unless in the reasonable judgment of any indemnified Person a conflict of interest may exist between such indemnified Person and any other of such indemnified parties with respect to such claim.

7.4 Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Corporation and holders are subject to the condition that, insofar as they relate to any violation made in a preliminary prospectus but eliminated or remedied in the prospectus on file with the Commission at the time the registration statement in question becomes effective or the prospectus filed with the Commission pursuant to Commission Rule 424(b) (the “Final Prospectus”), or made in a Final Prospectus and remedied in a supplement or amendment thereto, such indemnity agreement shall not inure to the benefit of any indemnified parties if a copy of the Final Prospectus or such supplement or amendment was timely furnished to the indemnified party and was not furnished by such indemnified party to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act by such indemnified party.

7.5 Contribution. To the extent any indemnification by an indemnifying party provided for in this Section 7 is prohibited or limited by law, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph; provided that the limits in the final proviso of Section 7.2 shall apply to this Section 7.5. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

8.

7.6 Survival. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person or any officer, director or controlling Person of such indemnified Person and will survive the transfer of securities.

8. Compliance with Rule 144 and Rule 144A. In the event that the Corporation (a) registers a class of securities under Section 12 of the Exchange Act, (b) issues an offering circular meeting the requirements of Regulation A under the Securities Act or (c) commences to file reports under Section 13 or 15( d) of the Exchange Act, then at the request of any holder of Registrable Shares who proposes to sell securities in compliance with Rule 144 of the Commission, the Corporation will (i) forthwith furnish to such holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144, as such rule may be amended from time to time and (ii) make available to the public and such holders such information as will enable the holders of Registrable Shares to make sales pursuant to Rule 144. Unless the Corporation is subject to Section 13 or 15(d) of the Exchange Act, the Corporation will provide to the holder of Registrable Shares and to any prospective purchaser of Registrable Shares under Rule 144A of the Commission, the information described in Rule 144A(d)(4) of the Commission.

9. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by such Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

10. Miscellaneous.

10.1 Termination. The Corporation’s registration obligations contained in this Agreement shall terminate on the five (5) year anniversary of a Qualified Public Offering.

10.2 No Inconsistent Agreements. The Corporation will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Shares in this Agreement.

10.3 Adjustments Affecting Registrable Shares. The Corporation will not take any action, or permit any change to occur, with respect to its Certificate of Incorporation or Bylaws which would reasonably be expected to adversely affect the ability of the holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement or which would reasonably be expected to adversely affect the marketability of such Registrable Shares in any such registration.

10.4 Other Registration Rights. Without the prior written consent of the holder or the holders of a majority of the Priority Registrable Shares, the Corporation will not hereafter grant to any Person or Persons the right to request the Corporation to register any equity securities of the Corporation, or any securities convertible or exchangeable into or exercisable for such securities, or to participate in any registration, which right conflicts or interferes with any of the rights granted hereunder or to the extent such participation rights provide for the inclusion of securities on a parity with or prior to the inclusion of Registrable Shares.

10.5 Amendments and Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Corporation and the holders of a majority of the Priority Registrable Shares; provided, however, that the provisions of this Agreement may not be amended or waived without the consent of the holders of all the Registrable Shares adversely affected by such amendment or waiver if such amendment or waiver adversely affects a portion of the Registrable Shares but does not so adversely affect all of the Registrable Shares. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of Registrable Securities and the Corporation.

9.

10.6 Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent holders of such Registrable Shares.

10.7 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

10.8 Notices. Any notice provided for in this Agreement must be in writing and must be either (i) personally delivered, (ii) mailed by registered or certified first class mail, prepaid with return receipt requested, or (iii) sent by a recognized overnight courier service.

If to the Corporation, to:

Metropark USA, Inc.

532 Coral Ridge Place

City of Industry, California 91746

Attention: Chief Executive Officer

With a copy to:

Katten Muchin Rosenman LLP

525 West Monroe Street

Chicago, Illinois 60661-3693

Attention: Mark R. Grossmann, Esq.

If to the Purchasers listed on Schedule 1 hereto, the Other Holders and the Management Holders, to the addresses listed on Schedule 2 hereto.

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given (a) on the date such notice is personally delivered, (b) three (3) days after the date of mailing if sent by certified or registered mail, or (c) one (1) day after the date such notice is delivered to a reputable overnight courier service if sent by overnight courier.

10.9 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW).

10.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

10.11 CONSENT TO JURISDICTION. THE PARTIES HERETO HEREBY IRREVOCABLY AGREE THAT ANY SUIT, ACTION, PROCEEDING OR CLAIM AGAINST IT ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT, OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT THEREOF, MAY BE BROUGHT OR ENFORCED IN THE STATE OR FEDERAL COURTS LOCATED IN LOS ANGELES, CALIFORNIA AND EACH SUCH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY PROCEEDING BROUGHT IN LOS ANGELES, CALIFORNIA AND FURTHER IRREVOCABLY WAIVES ANY CLAIMS THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

10.

10.12 WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT, POWER, OR REMEDY UNDER OR IN CONNECTION WITH THIS AGREEMENT OR UNDER OR IN CONNECTION WITH ANY AMENDMENT, INSTRUMENT, DOCUMENT, OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE TERMS AND PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

10.13 Reproduction of Documents. This Agreement and all documents relating hereto, including, but not limited to, (i) consents, waivers, amendments and modifications which may hereafter be executed and (ii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

10.14 Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party shall be entitled to immediate injunctive relief or specific performance without bond or the necessity of showing actual monetary damages in order to enforce or prevent any violations of the provisions of this Agreement.

10.15 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

10.16 Final Agreement. This Agreement, together with the Series A Purchase Agreement and the Series B Purchase Agreement and all other agreements entered into by the parties hereto pursuant to the foregoing purchase agreements, constitutes the complete and final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

10.17 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be used against any Person.

[Remainder of page intentionally left blank.]

11.

The parties hereto have executed this Fourth Amended and Restated Registration Rights Agreement as of the date first set forth above.

METROPARK USA, INC.

By:	/s/ Robert Allison
Robert Allison, Chief Executive Officer

Purchasers:

BRICOLEUR PARTNERS, L.P.

By:	Bricoleur Capital Management, LLC,
Its General Partner

By:	/s/ Robert M. Poole
Robert Poole, Member of Management Board

BRICOLEUR ENHANCED, L.P.

By:	Bricoleur Capital Management, LLC,
Its General Partner

By:	/s/ Robert M. Poole
Robert Poole, Member of Management Board

BRIC 6, L.P.

By:	Bricoleur Capital Management, LLC,
Its General Partner

By:	/s/ Robert M. Poole
Robert Poole, Member of Management Board

BRICOLEUR OFFSHORE LTD.

By:	Bricoleur Capital Management, LLC,
Its Investment Adviser

By:	/s/ Robert M. Poole
Robert Poole, Member of Management Board

BRIC RETAIL L.P.

By:	Bricoleur Capital Management, LLC,
Its General Partner

By:	/s/ Robert M. Poole
Robert Poole, Member of Management Board

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Jay A. Johnson
(1)	Mrs.		Signature:	/s/ Jay A. Johnson
	Ms.		Date:	9/26/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.	Delores M. Johnson	Signature:	/s/ Delores Johnson
	Ms.		Date:	9/26/07
TYPE OF OWNERSHIP:

	☐	Individual	☒	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

Mr.
(1)	Mrs.		Signature:
	Ms.		Date:
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☐	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: JMI Partners

		By:	/s/ Mark R. Grossmann
(Signature)

Mark R. Grossmann
(Signer’s Printed Name)

		Its:	Partner

		Date:	10/1/07

☒	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Alex Berenson
(1)	Mrs.		Signature:	/s/ Alex Berenson
	Ms.		Date:	9/7/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.	Kelly Berenson	Signature:	/s/ Kelly McCool Berenson
	Ms.		Date:	9/7/07
TYPE OF OWNERSHIP:

	☐	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☒	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

Mr.
(1)	Mrs.		Signature:
	Ms.		Date:
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☐	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: Thomas E. and Molly S. Davin Family Trust dated July 9, 1999

		By:	/s/ Thomas E. Davin
(Signature)

Thomas E. Davin, Trustee
(Signer’s Printed Name)

		Its:	Trustee

		Date:	Sept. 12, 2007

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☒	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Richard Fox
(1)	Mrs.		Signature:	/s/ Richard M. Fox
	Ms.		Date:	September 13, 2007
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:	/s/ Eileen Fox
	Ms.	Eileen Fox	Date:	September 13, 2007
TYPE OF OWNERSHIP:

	☐	Individual	☐	Joint Tenants with Right of Survivorship

	☒	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Michael Levy
(1)	Mrs.		Signature:	/s/ Michael Levy
	Ms.		Date:	9/15/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☒	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

Mr.
(1)	Mrs.		Signature:
	Ms.		Date:
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☐	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: Madden Family Trust UTD 3/17/98

		By:	/s/ Orval Madden
(Signature)

Orval Madden, Trustee
(Signer’s Printed Name)

		Its:	Trustee

		Date:	9/29/07

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☒	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Gregg Ostrow
(1)	Mrs.		Signature:	/s/ Gregg Ostrow
	Ms.		Date:	8/30/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☐	Individual	☒	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Jamie L. White
(1)	Mrs.		Signature:	/s/ Jamie L. White
	Ms.		Date:	9/10/2007
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.	Jailyn S. White	Signature:	/s/ Jailyn S. White
	Ms.		Date:	9/10/2007
TYPE OF OWNERSHIP:

	☐	Individual	☒	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

Mr.
(1)	Mrs.		Signature:	/s/ Roksan Austin
	Ms.	Roksan Austin	Date:	9/5/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☒	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Todd Beard
(1)	Mrs.		Signature:	/s/ Todd Beard
	Ms.		Date:	9/12/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☒	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

Mr.
(1)	Mrs.		Signature:
	Ms.		Date:
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☐	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: The Betsy J. Bernard Trust UAD 6/5/2000

		By:	/s/ Betsy J. Bernard
(Signature)

Betsy J. Bernard
(Signer’s Printed Name)

Its:

		Date:	9/12/07

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☒	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

Mr.
(1)	Mrs.		Signature:	/s/ Pat Berns
	Ms.	Pat Berns	Date:	9/19/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☒	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Timothy C. Carlson
(1)	Mrs.		Signature:	/s/ Timothy C. Carlson
	Ms.		Date:	September 12, 2007
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☒	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

Mr.
(1)	Mrs.		Signature:
	Ms.		Date:
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☐	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: Claritas Capital Fund III, L.P.

		By:	/s/ John H. Chadwick
(Signature)

John H. Chadwick
(Signer’s Printed Name)

		Its:	Managing Member of the GP

		Date:	9/17/07

☒	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

Mr.
(1)	Mrs.		Signature:	/s/ Eileen Coe
	Ms.	Eileen Coe	Date:	9/17/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☐	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Court Dubar
(1)	Mrs.		Signature:	/s/ Court Dubar
	Ms.		Date:	9/11/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☒	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Carl Lennart Golbranson III, Trustee
(1)	Mrs.		Signature:	/s/ Carl Lennart Golbranson III
	Ms.		Date:	9/17/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.	Carol Elizabeth Golbranson, Trustee	Signature:	/s/ Carol Elizabeth Golbranson
	Ms.		Date:	9/17/07
TYPE OF OWNERSHIP:

	☐	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☒	Revocable Living Trust Community Property (check only if Other a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Carlos Guanche
(1)	Mrs.		Signature:	/s/ Carlos Guanche
	Ms.		Date:	9/5/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.	Anna Guanche	Signature:	/s/ Anna Guanche
	Ms.		Date:	9/5/07
TYPE OF OWNERSHIP:

	☐	Individual	☐	Joint Tenants with Right of Survivorship

	☒	Tenants in Common	☒	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Michael Hoffman
(1)	Mrs.		Signature:	/s/ Michael Hoffman
	Ms.		Date:	September 17, 2007
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☒	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Frederick M. Hughes
(1)	Mrs.		Signature:	/s/ Frederick M. Hughes
	Ms.		Date:	09/12/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☐	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Murray Huneke
(1)	Mrs.		Signature:	/s/ Murray Huneke
	Ms.		Date:	9/16/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☐	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Christopher M. Kane
(1)	Mrs.		Signature:	/s/ Christopher M. Kane
	Ms.		Date:	9/12/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☒	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

Mr.
(1)	Mrs.		Signature:
	Ms.		Date:
Joint Tenant/Tenant in Common (if applicable):

	Mr.	R. Scott LaRue
(2)	Mrs.		Signature:	/s/ R. Scott LaRue
	Ms.		Date:	9/17/07
TYPE OF OWNERSHIP:

	☒	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Douglas Lo
(1)	Mrs.		Signature:	/s/ Douglas Lo
	Ms.		Date:	9/13/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☒	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

Mr.
(1)	Mrs.		Signature:
	Ms.		Date:
Joint Tenant/Tenant in Common (if applicable):

	Mr.	John Lutzius
(2)	Mrs.		Signature:	/s/ John Lutzius
	Ms.		Date:	9/3/07
TYPE OF OWNERSHIP:

	☒	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

Mr.
(1)	Mrs.		Signature:
	Ms.		Date:
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☐	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: Miele/Berlin Investors LLC

		By:	/s/ Cameron S. Miele
(Signature)

Cameron S. Miele
(Signer’s Printed Name)

		Its:	Managing Member

		Date:	August 30, 2007

☐	Partnership
☐	Corporation
☒	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Steven W. Moore
(1)	Mrs.		Signature:	/s/ Steven W. Moore
	Ms.		Date:	9/4/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☒	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

Mr.
(1)	Mrs.	Todd Norley	Signature:	/s/ Todd R. Norley
	Ms.		Date:	9/10/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☒	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

Mr.
(1)	Mrs.	Joan Payne	Signature:	/s/ Joan Payne
	Ms.		Date:	9/4/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☒	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

Mr.
(1)	Mrs.		Signature:
	Ms.		Date:
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☐	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: M & T Trust

		By:	/s/ Frank A. Potenziani
(Signature)

Frank A. Potenziani, Trustee
(Signer’s Printed Name)

		Its:	Trustee

		Date:	9/11/07

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☒	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Frank A. Potenziani
(1)	Mrs.		Signature:	/s/ Frank A. Potenziani
	Ms.		Date:	9/11/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☒	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Ted Samuelson
(1)	Mrs.		Signature:	/s/ Ted Samuelson
	Ms.		Date:	9/17/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.	Susan Samuelson	Signature:	/s/ Susan Samuelson
	Ms.		Date:	9/17/07
TYPE OF OWNERSHIP:

	☐	Individual	☒	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Robert Sanchez
(1)	Mrs.		Signature:	/s/ Robert Sanchez
	Ms.		Date:	9/15/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☒	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Peter C. Steingraber
(1)	Mrs.		Signature:	/s/ Peter C. Steingraber
	Ms.		Date:	9/10/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☒	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

Mr.
(1)	Mrs.		Signature:
	Ms.		Date:
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☐	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: Wolcott Revocable Trust

		By:	/s/ Douglas C. Wolcott, Trustee
(Signature)

Douglas C. Wolcott
(Signer’s Printed Name)

		Its:	Trustee

		Date:	9/18/07

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☒	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

Mr.
(1)	Mrs.		Signature:
	Ms.		Date:
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☐	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity:	Innovate Partners, Inc.

		By:	/s/ Robert Allison
(Signature)

Robert Allison
(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

	Mr.	Ronald R. Snyder
(1)	Mrs.		Signature:	/s/ Ronald Snyder
	Ms.		Date:	10/02/07
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☒	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity: ___________________________________

By:
(Signature)

(Signer’s Printed Name)

Its:

Date:

☐	Partnership
☐	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

STOCKHOLDERS:

SIGNATURE BLOCK FOR INDIVIDUAL AND JOINT ACCOUNTS

Mr.
(1)	Mrs.		Signature:
	Ms.		Date:
Joint Tenant/Tenant in Common (if applicable):

Mr.
(2)	Mrs.		Signature:
	Ms.		Date:
TYPE OF OWNERSHIP:

	☐	Individual	☐	Joint Tenants with Right of Survivorship

	☐	Tenants in Common	☐	Community Property (check only if a resident Other of a Community Property State)
	☐	Other ______________________

SIGNATURE BLOCK FOR ENTITIES

Name of Entity:	W. S. Farish & Company

		By:	/s/ Larry Shryock
(Signature)

Larry Shryock
(Signer’s Printed Name)

		Its:	Senior Vice President

		Date:	October 8, 2007

☐	Partnership
☒	Corporation
☐	Limited Liability Company
☐	Trust
☐	Bank
☐	Individual Retirement Account
☐	Other

Signature page to Fourth Amended and Restated Registration Rights Agreement

SCHEDULE 1

PURCHASERS

1.	Bricoleur Partners, L.P.

2.	Bricoleur Enhanced, L.P.

3.	Bric 6, L.P.

4.	Bricoleur Offshore Ltd.

5.	Bric Retail, L.P.

Bricoleur Address:

16236 San Dieguito Road

Suite 2-22

Rancho Santa Fe, CA 92067

SCHEDULE 2

OTHER HOLDERS

Madden Family Trust UTD 3/17/98

c/o Orval Madden

2150 Ortega Ranch Lane

Montecito, CA 93108

Lawrence Tanenbaum

3049 Beverly Glen Circle

Los Angeles, CA 90077-1727

Jay A. and Delores M. Johnson

3301 South Olaf Hill Drive

Hacienda Heights, CA 91745

Alex Berenson and Kelly McCool Berenson

2290 Gloaming Way

Beverly Hills, CA 90210

Gregg and Margaret Ostrow

629 S. Gretna Green Way

Brentwood, CA 90049

Stuart and Wendy Ezrailson

3009 Cambridge Place N.W.

Washington, DC 20007

Drew Bernstein

8419 Edwin Drive

Los Angeles, CA 90046

Burton J. Manning

655 Park Ave, Apt 8E

New York, NY 10021

JMI Partners

c/o Mark Grossmann

c/o Katten Muchin Rosenman LLP

525 W. Monroe

Chicago, IL 60661-3693

David R. and Suzanne Shevitz

c/o Katten Muchin Rosenman LLP

525 W. Monroe

Chicago, IL 60661-3693

Innovate Partners, Inc.

c/o Robert Allison

5 Jenner Street, Suite 100

Irvine, CA 92618

Steve Monticelli

c/o Mosaic Investments LLC

180 Montgomery Street, Suite 1750

San Francisco, CA 94104

Michael Halpern

c/o Dorchester Capital Advisors

11111 Santa Monica Blvd., Suite 1250

Los Angeles, CA 90025

David Berman

c/o Berman Capital Management

152 West 57th Street., 26th Floor

New York, NY 10019

Daniel Murphy

771 Mandolay Beach Road

Oxnard, CA 93035

Daniel J. Murphy Family Partnership,

a California Limited Partnership

c/o Daniel Murphy

771 Mandolay Beach Road

Oxnard, CA 93035

Christine Sherry

1223 22nd Street, #A

Santa Monica, CA 90404

Tolga Demir

P.O. Box 3397

Rancho Santa Fe, CA 92067

Jeff Nazzaro

160 Midland Ave

Bronxville, NY 10708

Tierra Partners, LLC

c/o Jeffrey R. Nazzaro

207 Beachwood Rd.

Ridgewood, NJ 07450

Mr. & Mrs. Richard Feldman

52 Rosanne Drive

Woodbury, NY 11797

Gordon Williams

31 Ridgebrook Road

Greenwich, CT 06830

Scott Ganeles

7th Stoney Place

Armonk, NY 10504

Forerunner Capital LP

3701 Sacramento Street, #404

San Francisco, CA 94118

Kirsten & Michael Green

16 Iris Avenue

San Francisco, CA 94118

Kindra Tatarsy

305 W. 91st Street, Apt #2

New York, NY 10024

Chris Nero

1900 Wright Place, Suite 100

Carlsbad, CA 92008

Rosenberg Enterprises, LP

c/o Ralph Rosenberg

80 Morris Lane

Scarsdale, NY 10583

Stacy Foster and Justin Ferayorni

151 Sequoia Ave

Carlsbad, CA 92008

Rick Hornbuckle

4971 Bradshaw Court

San Diego, CA 92130

Steven A. Brase

3 Wilmington Ct.

Sugar Land, TX 77479

Stuart Bassin

1 Magic Mountain Court

Rockville, MD 20852

W.C. Payne Investments, LLC

c/o William G. Payne

100 Crescent Court, Suite 200

Dallas, TX 75201

FOOF, LLC

c/o Russ Braun

2023 Myers St.

Riverside, CA 9250

Mr. Andy Skov

c/o Point Reyes Capital

916 Kingston Ave.

Piedmont, CA 94611

Janet Kloppenburg

15 Rutland Road

Scarsdale, NY 10583

Palmer Page

31 Major Talmadge Lane

Pound Ridge, NY 10576

Mull Capital LLC

c/o Mark Mullen

221 Quadro Vecchio Dr.

Pacific Palisades, CA 90272

FAX/Metropark USA, L.P.

c/o William G. Payne

100 Crescent Court, Suite 200

Dallas, TX 75201

Hitchcock Enterprises, Inc

c/o Mr. Terry Hitchcock

455 Wilshire Blvd., Suite LLB

Los Angeles, CA 90010

Mr. David Durkin

114 Colony Road

Darien, CT 06820

Jaffe Family Trust

c/o Alan & Nola Jaffe

2424 Ellentown Rd.

La Jolla, CA 92037

Jeff Jacobs

5775 Morehouse Dr.

San Diego, CA 92121

GJL Associates, Inc, Defined Benefit Pension Plan

c/o Gerard J. Lefebvre, Jr.

PO Box 9380

Rancho Santa Fe, CA 92067

Peter Sherman

3400 Stonier Court

Charlotte, NC 28226

Steven Logan

1359 S. Milwaukee St.

Denver, CO 80210

Ms. Eileen Nolan

2821 Buchanan St., #1

San Francisco, CA 94123

Janet J. Kloppenburg

15 Rutland Road

Scarsdale, NY 10583

John C. and Kathleen C. Hudson

5 Penrose Lane

West Windsor, NJ 08550

Michael P. and Donna Hornbuckle

32133 Lindero Canyon Road, Suite 208

Westlake Village, CA 91361

Peter Fair

1660 San Remo

Pacific Palisades, CA 90272

Bruce Corbett

c/o Corbett, Steelman & Specter

18200 Von Karman Ave., Suite 900

Irvine, CA 92612-1023

Equity Services, LLC

c/o Chad Jacobs

6 Sleigh Ridge

Westport, CT 06880

Todd R. Norley

c/o GCD Consultants, LLC

1000 Winter Street, Suite 2800

Waltham, MA 02451

Jay Amond

323 E. 57th Street

Hinsdale, IL 60521

Jon Bortz

c/o LaSalle Hotel Properties

3 Bethesda Metro Center, Suite 1200

Bethesda, MD 20814

Robert A. Damon

522 21st Place

Santa Monica, CA 90402

Thomas E. and Molly S. Davin Family Trust dated July 9, 1999

9 Cherry Hills Lane

Newport Beach, CA 92660

Richard M. and Eileen Fox

1061 Swallow Drive

Cherry Hill, NJ 08003

Steve Kernkraut

263 Longhill Dr

Short Hills, NJ 07078

Michele Lynch

1959 Union Street, Apt #2

San Francisco, CA 94123

Red Sea Holdings, LP

c/o Thomas Weisel Partners

390 Park Avenue - 2nd floor

New York, NY 10022

Thomas W. Stelling

529 Plum Blossom Lane

Campbell, CA 95008

Peter C. Steingraber

2 Thomas St., #300

Providence, RI 02903

Christopher Walsh

325 e. 41st St, Apt 909

New York, NY 10017

Jamie L. and Jailyn S. White

216 Sapphire St

Redondo Beach, CA 90277

Neil Weissman

31 Piper Dr.

Searingtown, NY 11507

Donald C. Wood

55 Warwick Stone Way

Great Falls, VA 22066

Andrea Zurek

743 Leona Lane

Mountain View, CA 94040

Joe and Christy Nowak

1870 Port Charles Pl.

Newport Beach, CA 92660

Deepak and Heena Vora

16466 Bernardo Center Drive, Suite 136

San Diego, CA 92128

Terry and Maite Hitchcock

455 Wilshire Blvd., Suite LLB

Los Angeles, CA 90010

Craig Campbell

2539 Vallejo St.

San Francisco, CA 94123

Gerard J. Lefebvre, Jr. Pension Plan

PO Box 9380

Rancho Santa Fe, CA 92067

Graves Family Partnership LLC

3170 West Teal Road

Skyline Ranch Box 26

Jackson, WY 83001

Michael Levy

11500 Front Field Lane

Potomac MD 20854

Steve Shields

c/o Tranzon TPC

12702 Via Cortina, Suite 201

Del Mar, CA 920

The Nowak Family Revocable Trust

1870 Port Charles Place

Newport Beach, CA 92660

Roksan Austin

2812 El Rastro Lane

Carlsbad, CA 92009

Todd Beard

20922 Monarch Lane

Huntington Beach, CA 92646

The Betsy J. Bernard Trust UAD 6/5/2000

40 Shalebrook Drive

Morristown, NJ 07960

Pat Berns

1728 North Wells Street

Chicago, IL 60614

Timothy C. Carlson

147 20th Avenue

San Francisco, CA 94121

Claritas Capital Fund III, L.P.

1 Burton Hills Boulevard

Suite 215

Nashville, TN 37215

Eileen Coe

310 Driftwood Road

Corona Del Mar, CA 92625

Court Dubar

6741 Shire Circle

Huntington Beach, CA 92648

Goldbranson Revocable Trust Dated 10/18/1998

829 Madre Street

Pasadena, CA 91107

Carlos and Anna Guanche

24948 Lorenzo Court

Calabasas, CA 91302

Michael Hoffman

19855 Cottagewood Avenue

Excelsior, MN 55331

Fredrick M. Hughes

125 Regent Place

Alamo, CA 94507

Murray Huneke

131 Pinta Court

Los Gatos, CA 95030

Christopher M. Kane

405 Davis Court

Apartment 504

San Francisco, CA 94111

R. Scott LaRue

1750 Bay Laurel Drive

Menlo Park, CA 94025

Douglas Lo

2617 2nd Avenue

Suite B

Seattle, WA 98121

John Lutzius

1701 Port Ashley Place

Newport Beach, CA 92660

Miele/Berlin Investors LLC

2053 East Highgate Court

Hudson, OH 44236

Steven W. Moore

401 29th Street

Hermosa Beach, CA 90254

Joan Payne

7210 Waverly Avenue

Oklahoma City, OK 73120

M & T Trust, Frank A. Potenziani Trustee

P.O. Box 676370

Rancho Santa Fe, CA 92067

Frank and Cheryl Potenziani

P.O. Box 676281

Rancho Santa Fe, CA 92067

Ted and Susan Samuelson

4720 84th Avenue SE

Mercer Island, WA 98040

Robert Sanchez

1736 Rotary Drive

Los Angeles, CA 90026

Wolcott Revocable Trust

P.O. Box 1076

Ross, CA 94957

Ronald R. Snyder

6687 Legend Ridge Trail

Niwot, CO 80503

W. S. Farish & Company

1100 Louisiana Street Suite 2200

Houston, TX 77002